EXHIBIT 32

       CERTIFICATIONS OF JAMES A. EGIDE, CHAIRMAN OF THE BOARD AND ACTING PRINCIPAL EXECUTIVE OFFICER, AND WILLIAM G. ISETTA VICE PRESIDENT, CHIEF
  OPERATING OFFICER AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION
   1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orbis Development, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Egide, Chairman and Acting Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ JAMES A. EGIDE
------------------------------------------
James A. Egide
Chairman of the Board and Acting
  Principal Executive Officer,
Orbis Development Inc.
November 10, 2003

In connection with the Quarterly Report of Orbis Development, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Isetta, Vice President, Chief Operating Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ WILLIAM G. ISETTA
------------------------------------------
William G. Isetta
Vice President and Chief Operating Officer
  And Acting Chief Financial Officer
Orbis Development Inc.
November 10, 2003

 The foregoing certifications are being furnished solely pursuant to 18 U.S.C.
 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Form 10-KSB or as separate disclosure documents. Signed originals of these written statements have been provided to Orbis and will be retained by Orbis and furnished to the Securities and Exchange Commission or its staff upon request.

         The accompanying notes are an integral part of these condensed consolidated financial statements.

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